EXHIBIT 14

             CONSENT OF TANNER + CO., COMPANY'S INDEPENDENT AUDITORS
                     FOR THE YEARS ENDING DECEMBER 31, 2002,
                              AND DECEMBER 31, 2001








                          INDEPENDENT AUDITORS' CONSENT

Utah Medical Products, Inc.

          We hereby consent to the incorporation by reference in Registration Statement Nos. 33-24781, 33-44100, 33-89394, and 33-89434 of Utah Medical
     Products, Inc. on Forms S-8 of our report dated January 21, 2003, appearing in this Annual Report on Form 10-K of Utah Medical Products, Inc. for the years ended December 31, 2002 and December 31, 2001.



/s/ Tanner + Co.


Salt Lake City, Utah
March 12, 2004